UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2019

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15333 N. Pima Road, Suite 305

Scottsdale, AZ 85260

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

GS Capital Financing

On May 3, 2019, NanoFlex Power Corporation, a Florida corporation (the “Company”) entered into a Securities Purchase Agreement (the “GS SPA”) with GS Capital Partners, LLC (“GS”) pursuant to which GS agreed to purchase a convertible, redeemable promissory note (the “GS Note”) in the aggregate principal amount of $75,000. On May 3, 2019, the Company issued the GS Note. The GS Note entitles the holder to 12% interest per annum and matures on May 3, 2020.

Under the GS Note, during the first six months after issuance, GS may convert all or a portion of the outstanding principal of the GS Note into shares of common stock, $0.0001 par value per share (the “Common Stock”) at a fixed price equal to $0.25 per share. Thereafter, the conversion price per share shall be equal to 55% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 50% while such DTC “Chill” remains in effect. GS may not convert the GS Note to the extent that such conversion would result in beneficial ownership by GS and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the GS Note within 60 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 115%; if such prepayment is made between the 61st day and the 120th day after the issuance of the GS Note, then such redemption premium is 125%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 135%. After the 180th day following the issuance of the GS Note, there shall be no further right of prepayment.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, GS may elect to either (i) have the GS Note redeemed by the Company in cash at a premium of 150% of the principal amount of the GS Note, plus accrued but unpaid interest or (ii) convert the GS Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the GS Note, the Company agreed to cause its transfer agent to reserve 9,091,000 shares of Common Stock, in the event that the GS Note is converted. GS has the right to periodically request that the number of shares reserved be increased to at least 400% the number of shares of Common Stock issuable upon conversion of the GS Note. The closing occurred on May 3, 2019, and the Company received a net amount of $72,750.

Odyssey Capital Financing

On May 6, 2019, the Company entered into a Securities Purchase Agreement (the “Odyssey SPA”) with Odyssey Capital Funding LLC (“Odyssey”) pursuant to which Odyssey agreed to purchase a convertible redeemable note (the “Odyssey Note”) in the aggregate principal amount of $250,000. On May 6, 2019, the Company issued the Odyssey Note. The Odyssey Note entitles the holder to 12% interest per annum and matures on May 6, 2020.

Pursuant to the Odyssey Note, during the first six months after issuance, Odyssey may convert all or a portion of the outstanding principal of the Odyssey Note into shares of Common Stock of the Company at a fixed price equal to $0.25 per share. Thereafter, the conversion price per share shall be equal to 60% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 50% while such DTC “Chill” remains in effect. Odyssey may not convert the Odyssey Note to the extent that such conversion would result in beneficial ownership by Odyssey and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Odyssey Note within 60 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 120%; if such prepayment is made between the 61st day and the 120th day after the issuance of the Odyssey Note, then such redemption premium is 130%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 140%. After the 180th day following the issuance of the Odyssey Note, there shall be no further right of prepayment.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, Odyssey may elect to either (i) have the Odyssey Note redeemed by the Company in cash at a premium of 150% of the principal amount of the Odyssey Note, plus accrued but unpaid interest or (ii) convert the Odyssey Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the Odyssey Note, the Company agreed to cause its transfer agent to reserve 27,778,000 shares of Common Stock, in the event that the Odyssey Note is converted. Odyssey has the right to periodically request that the number of shares reserved be increased to at least 400% the number of shares of Common Stock issuable upon conversion of the Odyssey Note. The closing occurred on May 6, 2019, and the Company received a net amount of $250,000.

JSJ Investments Financing

On May 8, 2019, the Company entered into a Securities Purchase Agreement (the “JSJ SPA”) with JSJ Investments Inc. (“JSJ”) pursuant to which JSJ agreed to purchase a convertible promissory note (the “JSJ Note”) in the aggregate principal amount of $61,000. On May 8, 2019, the Company issued the JSJ Note. The JSJ Note entitles the holder to 12% interest per annum and matures on May 8, 2020.

Pursuant to the JSJ Note, after the date that is 180 days from issuance of the JSJ Note, JSJ may convert all or a portion of the outstanding principal of the JSJ Note into shares of Common Stock of the Company at a fixed price equal to $0.25 per share. JSJ may not convert the JSJ Note to the extent that such conversion would result in beneficial ownership by JSJ and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the JSJ Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 135%; if such prepayment is made between the 91st day and the 120th day after the issuance of the JSJ Note, then such redemption premium is 140%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 145%; if such prepayment is made at any time thereafter, such redemption premium is 150%.

At all time, the Company must have reserved the amount of shares of Common Stock equal to at least 800% the number of shares of Common Stock issuable upon conversion of the JSJ Note. The closing occurred on May 8, 2019, and the Company received a net amount of $58,000.

Auctus Financing

On May 10, 2019, the Company entered into a Securities Purchase Agreement (the “Auctus SPA”) with Auctus Fund, LLC (“Auctus”) pursuant to which Auctus agreed to purchase a convertible promissory note (the “Auctus Note”) in the aggregate principal amount of $125,000. On May 10, 2019, the Company issued the Auctus Note. The Auctus Note entitles the holder to 12% interest per annum and matures on February 15, 2020.

Pursuant to the Auctus Note, Auctus may convert all or a portion of the outstanding principal of the Auctus Note into shares of Common Stock of the Company at a conversion price per share equal to the lower of (i) the closing price of the Common Stock on the trading day immediately prior to the date of issuance of the Auctus Note and (ii) 60% of the lowest trading price during the 25 prior trading days, subject to a floor of $0.50 per share of Common Stock, provided, however, that if (i) the Common Stock is not deliverable by DWAC, the conversion price shall be reduced by 10%, (ii) the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced by 15% while such DTC “Chill” remains in effect, (iii) if both (i) and (ii) occur, the conversion price shall be reduced by an additional 25% and (iv) if the Company ceases to be a reporting company pursuant to the 1934 Act, the conversion price shall be reduced by an additional 15%. Auctus may not convert the Auctus Note to the extent that such conversion would result in beneficial ownership by Auctus and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Auctus Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 135%; if such prepayment is made between the 91st day and the 180th day after the issuance of the Auctus Note, then such redemption premium is 150%. After the 180th day following the issuance of the Auctus Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 1,000% the number of shares of Common Stock issuable upon conversion of the Auctus Note. The closing occurred on May 8, 2019, and the Company received a net amount of $125,000.

MorningView Financing

On May 13, 2019, the Company entered into a Securities Purchase Agreement (the “MorningView SPA”) MorningView Financial, LLC (“MorningView”) pursuant to which MorningView agreed to purchase a convertible promissory note (the “MorningView Note”) in the aggregate principal amount of $75,000. On May 13, 2019, the Company issued the MorningView Note. The MorningView Note entitles the holder to 12% interest per annum and matures on May 13, 2020.

Under the MorningView Note, during the first 180 days after issuance, MorningView may convert all or a portion of the outstanding principal of the MorningView Note into shares of Common Stock at a fixed price equal to $0.25 per share. Thereafter, the conversion price per share shall be equal to lower of (i) the closing price of the Common Stock on the trading day immediately prior to the date of issuance of the MorningView Note and (ii) 60% of the lowest trading price during the 20 prior trading days, provided, however, that if the Common Stock is not deliverable by DWAC, the conversion price shall be reduced by 10%. MorningView may not convert the MorningView Note to the extent that such conversion would result in beneficial ownership by MorningView and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the MorningView Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 115%; if such prepayment is made between the 91st day and the 120th day after the issuance of the MorningView Note, then such redemption premium is 130%; if such prepayment is made from the 121st to the 150th day after issuance, then such redemption premium is 135%; if such prepayment is made from the 151st to the 180th day after issuance, then such redemption premium is 150%. After the 180th day following the issuance of the GS Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 800% the number of shares of Common Stock issuable upon conversion of the MorningView Note. The closing occurred on May 13, 2019, and the Company received a net amount of $75,000.

LG Capital Financing

On May 14, 2019, the Company entered into a Securities Purchase Agreement (the “LG SPA”) with LG Capital Funding LLC (“LG”) pursuant to which LG agreed to purchase a convertible redeemable note (the “LG Note”) in the aggregate principal amount of $50,000. On May 14, 2019, the Company issued the LG Note. The LG Note entitles the holder to 12% interest per annum and matures on May 14, 2020.

Pursuant to the LG Note, during the first six months after issuance, LG may convert all or a portion of the outstanding principal of the LG Note into shares of Common Stock of the Company at a fixed price equal to $0.25 per share. Thereafter, the conversion price per share shall be equal to 58% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 48% while such DTC “Chill” remains in effect. LG may not convert the LG Note to the extent that such conversion would result in beneficial ownership by LG and its affiliates of more than 9.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the LG Note within 60 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 115%; if such prepayment is made between the 61st day and the 120th day after the issuance of the LG Note, then such redemption premium is 125%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 135%. After the 180th day following the issuance of the Odyssey Note, there shall be no further right of prepayment.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, LG may elect to either (i) have the LG Note redeemed by the Company in cash at a premium of 150% of the principal amount of the LG Note, plus accrued but unpaid interest or (ii) convert the LG Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the LG Note, the Company agreed to cause its transfer agent to reserve 4,856,000 shares of Common Stock, in the event that the LG Note is converted. LG has the right to periodically request that the number of shares reserved be increased to at least 400% the number of shares of Common Stock issuable upon conversion of the LG Note. The closing occurred on May 14, 2019, and the Company received a net amount of $46,500.

The foregoing summaries of the terms of the GS Note, the Odyssey Note, the JSJ Note, the Auctus Note, the MorningView Note, the LG Note, the GS SPA, the Odyssey SPA, the JSJ SPA, the Auctus SPA, the MorningView SPA and the LG SPA are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the GS Note, the Odyssey Note, the JSJ Note, the Auctus Note, the MorningView Note, the LG Note, the GS SPA, the Odyssey SPA, the JSJ SPA, the Auctus SPA, the MorningView SPA, the LG SPA and the related agreements is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the GS Note, the Odyssey Note, the JSJ Note, the Auctus Note, the MorningView Note and the LG Note is incorporated herein by reference. The issuances of the GS Note, the Odyssey Note, the JSJ Note, the Auctus Note, the MorningView Note and the LG Note were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 8.01 Other Events.

As reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2018, the Company borrowed $170,000 from ONE44 Capital LLC and issued to ONE44 Capital LLC a convertible promissory note in the amount of $170,000 with a maturity date of November 15, 2019. The Company paid off the note in full on May 3, 2019, with total payments of $251,145.42.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 14, 2018, the Company borrowed $61,000 from JSJ Investments Inc. and issued to JSJ Investments Inc. a convertible promissory note in the amount of $61,000 with a maturity date of December 11, 2019. The Company paid off the note in full on May 8, 2019, with total payments of $91,939.53.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 4, 2018, the Company borrowed $210,000 from Auctus Fund, LLC and issued to Auctus Fund, LLC a convertible promissory note in the amount of $210,000 with a maturity date of August 19, 2019. The Company paid off the note in full on May 8, 2019, with total payments of $331,673.43.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 4, 2018, the Company borrowed $80,250 from Adar Alef, LLC and issued to Adar Alef, LLC a convertible promissory note in the amount of $80,250 with a maturity date of November 28, 2019. The Company paid off the note in full on May 8, 2019, with total payments of $112,671.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 4, 2018, the Company borrowed $80,250 from LG Capital Funding LLC and issued to LG Capital Funding LLC a convertible promissory note in the amount of $80,250 with a maturity date of November 28, 2019. The Company paid off the note in full on May 8, 2019, with total payments of $114,071.91.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 4, 2018, the Company borrowed $75,000 from Morningview Financial, LLC and issued to Morningview Financial, LLC a convertible promissory note in the amount of $75,000 with a maturity date of November 28, 2019. The Company paid off the note in full on May 9, 2019, with total payments of $118,306.85.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 4, 2018, the Company borrowed $128,000 from Power Up Lending Group Ltd. and issued to Power Up Lending Group Ltd. a convertible promissory note in the amount of $128,000 with a maturity date of September 15, 2019. The Company paid off the note in full on May 16, 2019, with total payments of $167,206.58.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 14, 2018, the Company borrowed $53,000 from Power Up Lending Group Ltd. and issued to Power Up Lending Group Ltd. a convertible promissory note in the amount of $53,000 with a maturity date of September 15, 2019. The Company paid off the note in full on May 20, 2019, with total payments of $69,822.50.

As reported in the Company’s current report on Form 8-K filed with the SEC on December 14, 2018, the Company borrowed $40,000 from APG Capital Holdings, LLC and issued to APG Capital Holdings, LLC a convertible promissory note in the amount of $40,000 with a maturity date of December 7, 2019. The Company paid off the note in full on May 20, 2019, with total payments of $63,274.52.

As reported in the Company’s current report on Form 8-K filed with the SEC on February 5, 2018, the Company borrowed $32,500 from Crown Bridge Partners, LLC in a certain tranche of financing from such lender which was issued on December 3, 2018, and issued to Crown Bridge Partners, LLC a convertible promissory note in the amount of $32,500. The Company paid off the note issued in connection with the aforementioned tranche in full on May 20, 2019, with total payments of $59,547.50.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Convertible Redeemable Note, issued to GS Capital Partners, LLC, dated as of May 3, 2019.
4.2	Convertible Redeemable Note, issued to Odyssey Capital Funding, LLC, dated as of May 6, 2019.
4.3	Convertible Promissory Note, issued to JSJ Investments Inc., dated as of May 8, 2019.
4.4	Convertible Promissory Note, issued to Auctus Fund, LLC, dated as of May 10, 2019.
4.5	Convertible Promissory Note, issued to MorningView Financial, LLC, dated as of May 13, 2019.
4.6	Convertible Redeemable Note, issued to LG Capital Funding LLC, dated as of May 14, 2019.
10.1	Securities Purchase Agreement, dated as of May 3, 2019, by and between NanoFlex Power Corporation and GS Capital Partners, LLC.
10.2	Securities Purchase Agreement, dated as of May 6, 2019, by and between NanoFlex Power Corporation and Odyssey Capital Funding, LLC.
10.3	Securities Purchase Agreement, dated as of May 10, 2019, by and between NanoFlex Power Corporation and Auctus Fund, LLC.
10.4	Securities Purchase Agreement, dated as of May 13, 2019, by and between NanoFlex Power Corporation and MorningView Financial, LLC.
10.5	Securities Purchase Agreement, dated as of May 14, 2019, by and between NanoFlex Power Corporation and LG Capital Funding LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2019

NanoFlex Power Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Redeemable Note, issued to GS Capital Partners, LLC, dated as of May 3, 2019.
4.2	Convertible Redeemable Note, issued to Odyssey Capital Funding, LLC, dated as of May 6, 2019.
4.3	Convertible Promissory Note, issued to JSJ Investments Inc., dated as of May 8, 2019.
4.4	Convertible Promissory Note, issued to Auctus Fund, LLC, dated as of May 10, 2019.
4.5	Convertible Promissory Note, issued to MorningView Financial, LLC, dated as of May 13, 2019.
4.6	Convertible Redeemable Note, issued to LG Capital Funding LLC, dated as of May 14, 2019.
10.1	Securities Purchase Agreement, dated as of May 3, 2019, by and between NanoFlex Power Corporation and GS Capital Partners, LLC.
10.2	Securities Purchase Agreement, dated as of May 6, 2019, by and between NanoFlex Power Corporation and Odyssey Capital Funding, LLC.
10.3	Securities Purchase Agreement, dated as of May 10, 2019, by and between NanoFlex Power Corporation and Auctus Fund, LLC.
10.4	Securities Purchase Agreement, dated as of May 13, 2019, by and between NanoFlex Power Corporation and MorningView Financial, LLC.
10.5	Securities Purchase Agreement, dated as of May 14, 2019, by and between NanoFlex Power Corporation and LG Capital Funding LLC.